                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 17, 2005

               Long Beach Acceptance Auto Receivables Trust 2005-B

                   Delaware                             333-122851-01                      33-0660404

(State of Other Jurisdiction of Incorporation)    (Commission file Number)    (I.R.S. Employer Identification No.)

            One Mack Centre Drive                                                             07652
             Paramus, New Jersey                                                            (Zip Code)
   (Address of Principal Executive Offices)

Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM: 8.01.   OTHER EVENTS

        Information relating to distributions to Noteholders for the September
        2005 Collection Period of the Registrant in respect of the Class A-1
        Asset Back Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset
        Backed Notes and the Class A-4 Asset Backed Notes (collectively, the
        "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of October 1, 2005 between Long Beach Acceptance Auto Receivables Trust 2005-B, as Issuer,
        Long Beach Acceptance Receivables Corp. as Transferor, Long Beach
        Acceptance Corp., as Originator, Servicer and Custodian and JPMorgan
        Chase Bank, National Association, as Back-up Servicer and Trust
        Collateral Agent

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

        (b) Exhibits

        Exhibit No. 99.1      Servicer's Certificate for the September 2005
                              Collection Period for the October 17, 2005
                              Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

By: Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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        Michael J. Pankey
        Executive Vice President and
        Chief Financial Officer

Dated:  October 17, 2005